Exhibit 99

Monthly Commentary

Attached is the monthly statistical report. It reflects results for January 2005. All comparisons below are on a month-over-month basis, unless noted otherwise.

Highlights/clarifications include:

•                  Customers at the NetBank, Inc. level declined by 2,214. The decrease relates to a transfer of certain loans from our held-for-investment loan portfolio to our held-for-sale portfolio. We removed the underlying customer relationships from our core customer count since we no longer intend to hold these relationships long-term.

•                  The cross-sell ratio to existing bank customers continues to show steady improvement due in part to our new relationship-pricing strategy. We have been actively marketing our NetConnect program where customers can earn a higher deposit rate on their money market accounts when they sign up for additional products or services.

•                  Deposits were off $151 million or 6%. The decline was largely split between internal and retail accounts. Of the $92 million decrease in retail deposits, approximately half was centered in brokered CD funds that matured, and we elected not to renew.

•                  As anticipated, production within our business equipment financing operation eased from the elevated activity it typically experiences in December. Production was down $6.3 million or 33%.

•                  Conforming mortgage production dropped by $185 million or 23%. The decrease is attributable to seasonality as January production is typically affected by winter weather and a drop in lock activity around the holidays. Conforming sales dropped by $624 million or 60%.

•                  Seasonality also impacted non-conforming production, which fell $83.5 million or 30%. Non-conforming sales increased by $7.3 million or 3%.

•                  The locked conforming mortgage pipeline rose by $67.6 million or 9%.

•                  Our number of ATM relationships declined by 391 or 5%. The decline is due mostly to a year-end purge of inactive or now expired contracts.

Earnings outlook:

Management reiterates the first quarter earnings guidance it provided earlier this month on the company’s quarterly analyst-investor call. Competitive pricing pressures continue to impact margins in both the conforming and non-conforming mortgage channels. The potential for significant, negative net servicing results also exists given the current interest rate environment.

As always, we appreciate your interest in our company. Please let me know if you have questions or need anything more.

Matthew Shepherd
Director, Corporate Communications, NetBank, Inc.
Phone: 678-942-2683; Fax: 770-343-9344
mshepherd@netbank.com

NetBank, Inc. Monthly Statistics and Financial Data

(Unaudited; $ in thousands, except account balances)

	January 31,	February 29,	March 31,	April 30,	May 31,	June 30,	July 31,	August 31,	September 30,	October 31,	November 30,	December 31,	January 31,
	2004	2004	2004	2004	2004	2004	2004	2004	2004	2004	2004	2004	2005
NETBANK, INC. CONSOLIDATED

Retail customers			254,531	256,238	256,245	257,274	257,448	256,509	253,077	251,928	249,196	249,377	247,163
Business customers			19,487	19,573	19,805	19,837	20,098	20,602	19,790	20,958	20,933	21,050	21,271
Total customers			274,018	275,811	276,050	277,111	277,546	277,111	272,867	272,886	270,129	270,427	268,434

Services per customer			1.75	1.75	1.75	1.75	1.74	1.74	1.74	1.74	1.74	1.75	1.77

Total average assets (consolidated)	$4,525,943	$4,479,099	$4,457,366	$4,541,118	$5,086,771	$5,171,755	$5,332,771	$5,352,072	$4,952,168	$4,627,262	$4,779,833	$4,734,276	$4,654,021

BANKING SEGMENT

Retail customers			163,791	164,550	165,198	166,131	166,481	166,344	160,820	160,097	157,961	157,566	157,120
Business customers			1,386	1,492	1,568	1,637	1,701	1,766	1,834	1,896	1,938	1,978	2,017
Total customers	165,814	164,137	165,177	166,042	166,766	167,768	168,182	168,110	162,654	161,993	159,899	159,544	159,137

Services per customer			2.23	2.23	2.23	2.23	2.21	2.20	2.23	2.24	2.24	2.26	2.28
Online bill pay penetration (accounts > 90 days)	48%	48%	48%	49%	51%	51%	51%	52%	54%	54%	53%	55%	55%
Direct deposit of payroll penetration (accounts > 90 days)	45%	47%	48%	50%	50%	50%	49%	48%	52%	53%	53%	53%	54%

Retail deposits	$2,335,435	$2,340,613	$2,267,789	$2,219,497	$2,182,126	$2,153,069	$2,306,632	$2,379,358	$2,367,279	$2,326,316	$2,299,561	$2,299,996	$2,207,693
Small business deposits	29,178	32,051	33,162	34,885	37,550	42,641	44,754	54,318	53,713	54,710	57,000	55,120	56,241
Other deposits	233,386	235,146	346,239	402,087	302,062	256,693	231,398	259,702	324,633	277,573	261,077	288,301	228,446
Total deposits	$2,597,999	$2,607,810	$2,647,190	$2,656,469	$2,521,738	$2,452,403	$2,582,784	$2,693,378	$2,745,625	$2,658,599	$2,617,638	$2,643,417	$2,492,380

Average retail checking account balance	$2,333	$2,270	$2,210	$2,384	$2,365	$2,284	$2,409	$2,331	$2,440	$2,490	$2,483	$2,681	$2,546
Average retail money market account balance	$15,672	$15,845	$15,858	$15,631	$15,667	$15,513	$15,331	$15,169	$15,075	$15,025	$14,810	$14,806	$14,595
Average retail CD balance	$17,712	$17,794	$17,775	$17,673	$17,628	$17,755	$17,658	$17,509	$17,310	$17,158	$17,002	$16,882	$16,655

Average small business checking account balance	$4,449	$5,356	$4,684	$5,335	$5,186	$5,844	$6,472	$7,032	$6,148	$6,747	$7,278	$6,871	$7,040
Average small business money market account balance	$37,219	$36,631	$35,530	$34,232	$36,007	$41,231	$42,316	$53,645	$54,454	$53,307	$54,394	$51,484	$51,440
Average small business CD balance	$56,113	$52,673	$51,582	$51,509	$53,479	$51,108	$48,549	$42,171	$38,643	$36,478	$37,170	$36,739	$31,828

Indirect Auto Lending —
Number of loans	1,499	1,013	1,569	1,812	1,965	1,788	2,039	1,296	1,064	1,175	1,296	1,291	1,280
Production	$31,460	$21,009	$34,251	$40,401	$44,167	$38,982	$45,246	$27,563	$22,533	$23,856	$27,074	$27,981	$27,198
Weighted Average Note Rate	6.19%	6.25%	5.89%	5.78%	5.51%	5.78%	5.80%	6.34%	6.28%	6.39%	6.19%	6.04%	6.34%

Business Equipment Financing —
Production	$12,975	$11,061	$15,443	$15,215	$13,627	$13,647	$15,120	$15,036	$16,707	$14,501	$13,123	$19,214	$12,923

Servicing Portfolio —
Held for sale MSRs	$152,870	$161,363	$475,284	$311,909	$274,165	$173,670	$189,642	$257,065	$275,756	$219,556	$173,414	$193,877	$144,403
Available for sale MSRs	12,476,242	12,555,359	12,775,835	12,851,438	12,847,063	12,852,809	12,747,454	12,701,630	13,071,921	12,979,099	12,883,131	12,699,935	12,647,191
UPB underlying MSRs	12,629,112	12,716,722	13,251,119	13,163,347	13,121,228	13,026,479	12,937,096	12,958,695	13,347,677	13,198,655	13,056,545	12,893,812	12,791,594
Work-in-process and whole loans	3,159,542	3,086,007	3,340,011	3,505,002	3,708,096	3,751,858	3,759,063	3,856,603	3,231,522	3,134,307	3,030,106	2,834,070	2,611,503
Sold but not transferred	687,321	752,863	509,969	337,728	477,326	640,132	751,906	475,163	636,924	712,502	741,808	977,563	1,208,194
Third party subservicing	598,119	498,576	480,143	472,948	424,615	131,077	126,160	124,612	1,268	1,268	1,280	1,257	1,343
Total loans serviced	$17,074,094	$17,054,168	$17,581,242	$17,479,025	$17,731,265	$17,549,546	$17,574,225	$17,415,073	$17,217,391	$17,046,732	$16,829,739	$16,706,702	$16,612,634

Weighted average note rate	6.08%	6.08%	6.04%	5.98%	5.97%	5.97%	6.00%	6.02%	5.98%	5.97%	5.96%	5.96%	5.95%
Weighted average service fee	0.33%	0.33%	0.33%	0.33%	0.33%	0.33%	0.33%	0.33%	0.33%	0.33%	0.33%	0.33%	0.33%

Delinquency percentage (30+ days)	4.45%	4.25%	3.23%	3.30%	4.22%	3.99%	4.30%	4.20%	4.83%	5.64%	5.44%	5.54%	5.20%
Bankruptcy & foreclosure	0.84%	0.94%	0.95%	0.94%	0.98%	1.03%	0.98%	1.00%	1.03%	1.15%	1.18%	1.26%	1.33%

FINANCIAL INTERMEDIARY SEGMENT

Conforming mortgage production	$793,362	$848,767	$1,088,709	$1,269,828	$924,084	$831,695	$804,370	$908,524	$827,423	$786,468	$749,956	$812,990	$627,629
Non-conforming mortgage production	138,779	158,406	230,743	253,199	252,847	371,784	293,319	275,736	239,504	242,354	251,132	278,965	195,440
Total mortgage production	$932,141	$1,007,173	$1,319,452	$1,523,027	$1,176,931	$1,203,479	$1,097,689	$1,184,260	$1,066,927	$1,028,822	$1,001,088	$1,091,955	$823,069

Refinance loans as a% of production	45%	46%	44%	49%	41%	32%	26%	28%	30%	31%	36%	32%	36%

Conforming mortgage sales	$563,956	$814,283	$1,369,472	$625,308	$730,916	$1,016,752	$661,691	$792,412	$1,247,442	$628,823	$684,589	$1,042,389	$418,374
Non-conforming mortgage sales	376,279	145,225	208,918	200,200	232,494	277,742	370,163	287,556	280,073	226,116	262,474	262,565	269,882
Total mortgage sales	$940,235	$959,508	$1,578,390	$825,508	$963,410	$1,294,494	$1,031,854	$1,079,968	$1,527,515	$854,939	$947,063	$1,304,954	$688,256

Locked conforming mortgage pipeline	$1,140,608	$1,157,054	$1,678,698	$1,111,482	$948,601	$1,111,256	$1,219,207	$1,302,306	$1,088,434	$1,084,298	$906,463	$754,876	$822,452
Application conforming mortgage pipeline	3,406,573	3,374,833	4,067,125	4,198,278	3,974,950	3,520,991	3,361,901	3,347,277	3,250,629	3,152,479	2,982,146	2,709,891	2,772,076
Total conforming mortgage pipeline	$4,547,181	$4,531,887	$5,745,823	$5,309,760	$4,923,551	$4,632,247	$4,581,108	$4,649,583	$4,339,063	$4,236,777	$3,888,609	$3,464,767	$3,594,528

TRANSACTION PROCESSING SEGMENT

ATM/Merchant Processing —
ATMs (third-party owned)	3,834	4,885	4,949	5,149	5,202	6,469	6,287	6,326	7,809	7,619	7,816	7,779	7,435
ATMs (proprietary)	536	537	532	543	537	525	542	543	540	548	566	548	501
Total ATMS Serviced	4,370	5,422	5,481	5,692	5,739	6,994	6,829	6,869	8,349	8,167	8,382	8,327	7,936

Merchant Service Terminals	187	2,005	2,035	2,074	2,133	2,162	2,261	2,286	2,305	2,481	2,511	2,586	2,780

Insurance Sales Processing —
Number of policies sold	68	48	135	132	162	227	219	197	122	153	148	170	198
Number of policies in force	542	588	721	846	965	1,169	1,363	1,508	1,628	1,776	1,917	2,036	2,153

Notes: The above data reflects current operating statistics and does not constitute all factors impacting the quarterly or annual financial results of the Company. The loans sales figures represent sales into the secondary market only and exclude intra-company sales to the bank. All information is unaudited.